Exhibit 99.1

AMPLIFICATION TECHNOLOGIES, INC. AND SUBSIDIARY

FINANCIAL STATEMENTS
AND
INDEPENDENT AUDITORS' REPORT

DECEMBER 31, 2008 and 2007

AMPLIFICATION TECHNOLOGIES, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)

CONTENTS

ACSB	Acquavella, Chiarelli, Shuster, Berkower & Co., LLP
517 Route One Iselin, New Jersey 08830 732. 855.9600 Fax:732.855.9559 www.acsbeo.eom	Certified Public Accountants and Advisors	One Penn Plaza, 36th Floor New York, NY 10019 212.867.1319

INDEPENDENT ACCOUNTANTS' COMPILATION REPORT

To the Members of
Amplification Technologies Inc. and Subsidiaries

We have compiled the accompanying consolidated balance sheets of Amplification Technologies Inc. and Subsidiaries as of December 31, 2008 and 2007 and the related consolidated statements of operations and shareholders (deficiency) and cash flows for the years then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of Management. We have not audited or reviewed the accompanying consolidated financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

The accompanying consolidated financial statements have been prepared assuming that Amplification Technologies Inc. and Subsidiaries will continue as a going concern. As discussed in Note 2 to the financial statements, the Company requires additional working capital to meet its current liabilities. This condition raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are more fully described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/S/ ACQUAVELLA, CHIARELLI, SHUSTER, BERKOWER & CO., LLP

Iselin, New Jersey
June 25, 2010

New York	●	New Jersey	●	Cayman Island

AMPLIFICATION TECHNOLOGIES, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED BALANCE SHEET

For the Years Ended December 31, 2008 and December 31, 2007

	2008	2007
ASSETS

Current assets
Cash in bank	$35,119	$66,088
Prepaid expenses	10,734	25,000
Other receivables	44,177	68,875

Total current assets	90,030	159,963

Property and equipment
Computer and office equipment	26,774	26,038
Research and development equipment	558,250	464,521
Furniture and fixtures	45,971	45,971
	630,995	536,530
Less: Accumulated depreciation and amortization	(436,684)	(376,433)

Net property and equipment	194,311	160,097

Other assets
Patent rights, net of accumulated amortization of $74,608 in 2008 and $27,789 in 2007	240,901	207,419
Patent pending	37,109	37,109
Security deposit	6,000	6,000

Total other assets	284,010	250,528

Total assets	$568,351	$570,588

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities
Accounts payable - trade	$333,961	$72,094
Accrued liabilities	104,028	198,085
Subscription advance for Series B Preferred Stock	-	931,000
Lease from related party	38,148	-
Loans from related parties - director and stockholders	162,811	109,486

Total current liabilities	638,948	1,310,665

Stockholder's equity
Preferred stock, Series A, par value $.01 per share, 120,000 shares
authorized; 82,179 shares isssued and outstanding in 2008	377	821
Additional paid-in capital, Preferred stock, Series A Preferred stock,	791,751	2,168,648
Preferred stock, Series B, par value $.01 per share, 30,000 shares authorized;
102,024 shares issued and outstanding in 2008	206	-
Additional paid-in capital, Preferred stock, Series B	1,716,384	-
Preferred stock, Series C, par value $0.01 per share, 15,000 shares
authorized: 14,010 shares issued and outstanding in 2008	161	-
Additional paid-in capital, Preferred stock, Series C	1,360,203	-
Common stock, par value $.01 per share, 40,000,000 shares authorized,
9,704,835 shares issued and outstanding in 2008	132,156	97,048
Additional paid-in capital, common stock	5,475,401	3,642,655
Accumulted other comprehensive income	427,844	(15,276)
(Deficit) accumulated during the development stage	(9,975,080)	(6,633,973)

Total stockholder's equity	(70,597)	(740,077)

Total liabilities and stockholders' equity	$568,351	$570,588

The accompanying notes are an integral part of the consolidated financial statements.

AMPLIFICATION TECHNOLOGIES, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF OPERATIONS

Period From May 13, 2002 (Inception of Operations) to December 31, 2008

	Year Ended December 31, 2008	Year Ended December 31, 2007	Cumulative from Inception

Revenue	$138,178	$271,000	$756,207

Operating expenses
Research and development	799,172	599,879	2,711,296
General and administrative	2,395,956	1,457,440	6,526,786
Depreciation and amortization	53,460	114,187	458,493

Total operating expenses	3,248,588	2,171,506	9,696,575

Loss from operations	(3,110,410)	(1,900,506)	(8,940,368)

Other income (expense)
Interest income	9	125	245
Interest expense	(19,833)	(26,490)	(46,323)
Other income	148,182	-	148,182
Other expese	(359,055)	-	(359,055)
Total other income (expense)	(230,697)	(26,365)	(256,951)

Net loss	(3,341,107)	(1,926,871)	(9,197,319)

Comprehensive loss
Foreign currency rate changes	(443,120)	1,126	(458,396)

Total comprehensive loss	$(3,784,227)	$(1,925,745)	$(9,655,715)

The accompanying notes are an integral part of the consolidated financial statements.

AMPLIFICATION TECHNOLOGIES, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

Period From May 13, 2002 (Inception of Operations) to December 31, 2008

															(Deficit)
														Accumulated	Accumulated
	Preferred Stock			Preferred Stock			Preferred Stock						Common	Other	During the
	Series A		Additional	Series B		Additional	Series C		Additional	Common Stock		Additional	Stock	Comprehensive	Development
	Shares	Amount	Paid-In	Shares	Amount	Paid-In	Shares	Amount	Paid-In	Shares	Amount	Paid-In	Subscribed	Income (Loss)	Stag	Totals

Balance, May 13, 2002	-	$-	$-		$-					-	$-	$-	$-	$-	$-	$-
Common stock issued in connectin with merger	-	-	-							3,818,580	38,186	61,814	-	-	-	100,000
Common stock issued for cash	-	-	-							1,488,000	14,880	385,120	-	-	-	400,000
Net loss for the period	-	-	-							-	-	-	-	-	(364,331)	(364,331)
Balance, December 31, 2002	-	-	-	-	-	-	-	-	-	5,306,580	53,066	446,934	-	-	(364,331)	135,669
Common stock issued for cash	-	-	-							1,320,622	13,206	556,800	-	-	-	570,006
Net loss for the period	-	-	-							-	-	-	-	-	(527,019)	(527,019)
Balance, December 31, 2003	-	-	-							6,627,202	66,272	1,003,734	-	-	(891,350)	178,656
Common stock issued for cash	-	-	-							1,664,700	16,647	878,353	-	-	-	895,000
Net loss for the period	-	-	-							-	-	-	-	-	(792,429)	(792,429)
Balance, December 31, 2004	-	-	-							8,291,902	82,919	1,882,087	-	-	(1,683,779)	281,227
Preferred stock issued for cash	32,849	328	1,001,703							-	-	-	-	-	-	1,002,031
Preferred stock issued for services	139	1	4,437							-	-	-	-	-	-	4,438
Preferred stock dividend paid by preferred stock	5,140	51	(51)							-	-	-	-	-	-	-
Foreign currency translaction	-	-	-							-	-	-	-	1,530	-	1,530
Net loss for the period	-	-	-							-	-	-	-	-	(915,461)	(915,461)
Balance, December 31, 2005	38,128	380	1,006,089	-	-	-	-	-	-	8,291,902	82,919	1,882,087	-	1,530	(2,599,240)	373,765
Preferred stock, Series A, issued for related party loan	36,711	367	1,162,633							-	-	-	-	-	-	1,163,000
Preferred stock, Series, A, dividend paid by preferred stock	7,340	74	(74)							-	-	-	-	-	-	-
Common stock subscribed	-	-	-							-	-	-	668,700	-	-	668,700
Foreign currency translation	-	-	-							-	-	-	-	(17,932)	-	(17,932)
Prior Period adjustment												777,761			(777,761)	-
Net loss for the period	-	-	-							-	-	-	-	-	(1,331,227)	(1,331,227)
Balance, December 31, 2006	82,179	821	2,168,648	-	-	-	-	-	-	8,291,902	82,919	2,659,848	668,700	(16,402)	(4,708,228)	856,306
Common stock issued for cash	-	-	-							1,412,933	14,129	1,135,757	(668,700)	-	-	481,186
1% stock dividend payable - common stock	-	-	-							-	-	(152,950)	-	-	-	(152,950)
Conversion of loan payable to Preferred Stock, Series B	-	-	-							-	-	-		-	-	-
2% stock dividend , Series B																-
Foreign currency translation	-	-	-							-	-	-	-	1,126	-	1,126
Net loss for the period	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(1,925,745)	(1,925,745)

Balance, December 2007	82,179	821	2,168,648				-	-	-	9,704,835	97,048	3,642,655	-	(15,276)	(6,633,973)	(740,077)
Common Stock issued for Services										28,298	283	17,403				17,686
Exercise of stock options for common stock										193,413	1,934	59,440				61,374
Restricted issued for stock base compensation										66,667	667	41,000				41,667
2% Stock dividend - Series B				2,390	24	(24)										(0)
Common stock issued in accordance to MFN clause on Series A Preferred Stock	(44,430)	(444)	(1,376,897)							2,203,746	22,037	1,355,304				-
Preferred Series B issued for coversion of loan payable				14,289	143	1,326,057										1,326,200
Preferred Series B issued for Cash				12,070	121	1,206,879										1,207,000
Preferred Series C issued for cash							13,602	136	1,360,228							1,360,364
2 % Stock Dividend - Series C							2,539	25	(25)							-
Preferred Series B redeemed				(8,166)	(82)	(816,528)										(816,610)
Common Stock issued in exchange of payable										591,764	5,918	363,934				369,852
Common Stock issued in accordance to MFN clause										426,885	4,269	(4,335)				(66)
Foreign currency translation														443,120		443,120
Net loss for the period															(3,341,107)	(3,341,107)
Balance, December 2008	37,749	377	791,751	20,583	206	1,716,384	16,141	161	1,360,203	13,215,608	132,156	5,475,401	-	427,844	(9,975,080)	(70,597)

The accompanying notes are an integral part of the consolidated financial statements.

AMPLIFICATION TECHNOLOGIES, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF CASH FLOWS

Period From May 13, 2002 (Inception of Operations) to December 31, 2008

	Year Ended December 31, 2008	Year Ended December 31, 2007	Cumulative from Inception

Cash flows from operating activities
Net loss	$(3,341,107)	$(1,926,871)	$(9,975,080)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortiztion	53,460	114,187	457,682
Stock issued for services	59,353		59,353
Stock base compensation			777,761
Change in net assets and liabilities:
Prepaid expenses	10,734	(18,117)	(9,829)
Advances	68,875	(68,875)	(6,000)
Account receivable	44,177	14,834	44,177
Accounts payable - trade	261,867	19,954	333,961
Accrued liabilities	507,044	9,648	528,990

Net cash used in operating activities	(2,335,597)	(1,855,240)	(7,788,985)

Cash flows used in investing activities
Patents	(33,482)	(1,913)	(305,799)
Purchases of property and equipment	(136,301)	(60,756)	(672,831)

Net cash used in investing activities	(169,783)	(62,669)	(978,630)

Cash flows from financing activities
Proceeds from issuance of Preferred stock, Series B	1,011,738		3,176,769
Subscription advance for Preferred stock, Series B		895,613	895,613
Redemption of Preferred stock, Series B	(816,610)	-	(816,610)
Proceeds from issuance exercise of employee stock options	61,690	-	61,690
Proceeds from issuance of Preferred stock, Series C	1,360,229	-	1,360,229
Proceeds from issuance of Common Stock	-	1,149,886	3,114,893
Common stock subscribed	-	(668,700)	-
1% Dividends paid	-	(152,950)	(152,950)
Lease from related party	40,919
Loans from related party	373,325	321,012	694,337

Net cash provided by financing activities	2,031,291	1,544,861	8,333,971

Effect of exchange rate changes on cash	443,120	2,252	427,844

Net increase (decrease) in cash	(30,969)	(370,796)	(5,800)

Cash, beginning of period	66,088	436,884	-

Cash, end of period	$35,119	$66,088	$(5,800)

Supplementary information
Cash paid during the period for:
Interest	$19,833	$26,490	$-
Supplemental Disclosures of Non-Cash Financing Activities
Conversion of Loans payable for issuance of Preferred Series B	395,000	-	-

The accompanying notes are an integral part of the consolidated financial statements.

AMPLIFICATION TECHNOLOGIES, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.      Summary of Significant Accounting Policies

Basis of Presentation and Organization

Amplification Technologies Inc. ("ATI" or the "Company") is a Delaware corporation in the development stage. The Company was incorporated under the laws of the State of Delaware on May 13, 2002.  The business plan of the Company is to research and develop photodetector technology (photomultiplier tubes and avalanche photodiodes).  The Company has been issued two patents that pertain to high sensitivity, high resolution detection of signals.  The accompanying financial statements of Amplification Technologies, Inc. were prepared from the accounts of the Company under the accrual basis of accounting.

Consolidation

The consolidated financial statements as of December 31, 2008, and for the period then ended, and cumulative from inception, include the accounts of Amplification Technologies, Inc., and a wholly owned foreign subsidiary, AMPTI, LLC.  Intercompany transactions and balances have been eliminated in consolidation.

Cash and Cash Equivalents

For purposes of reporting within the statement of cash flows, the Company considers all cash on hand, cash accounts not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of three months or less to be cash and cash equivalents.

Revenue Recognition

The Company is in the development stage and has yet to realize sustainable revenues from planned operations.  It recognizes revenues from the manufacturing and sale of products related to photodetector technology (photomultiplier tubes and avalanche photodiodes) or the completion of services related to such technology when delivery of its products or services has occurred, there is persuasive evidence of an agreement, acceptance has been approved by its customers, the fee is fixed or determinable based on the completion of stated terms and conditions, and collection of any related receivable is probable.

Property and Equipment

The components of property and equipment are stated at cost.  Property and equipment costs are depreciated or amortized for financial reporting purposes over the useful lives of the related assets by the straight-line method. Useful lives utilized by the Company for calculating depreciation or amortization are as follows:

Computer and office equipment                   5 to 10 years
Computer software                                         3 to 15 years
Research and development equipment       5 to 6 years
Furniture and fixtures                                    10 years

Upon disposition of an asset, its cost and related accumulated depreciation or amortization are removed from the accounts, and any resulting gain or loss is recognized.

Development Costs

The Company is in the development stage, and primarily involved in the development of prototype applications of patents related to photodetector technology. When it has been determined that a prototype can be economically developed, the costs incurred to develop this prototype will be capitalized accordingly. Development costs capitalized will be amortized over the estimated useful life of the product following attainment of commercial production or written-off to expense if the product or project is abandoned.

AMPLIFICATION TECHNOLOGIES, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.      Summary of Significant Accounting Policies (Continued)

Patents

The Company capitalizes the costs associated with registering, or obtaining, patents.  These costs are then amortized over the remaining estimated useful life of the patent. In most cases, the useful life of a patent is 20 years from the date of initial application with the United States Patent and Trademark Office.

Impairment of Long-Lived Assets

The Company evaluates the recoverability of long-lived assets and the related estimated remaining lives at each balance sheet date.  The Company records an impairment or change in useful life whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or the useful life has changed.  For the period ended December 31, 2008, no events or circumstances occurred for which an evaluation of the recoverability of long-lived assets was required.

Deferred Offering Costs

The Company defers as other assets the direct incremental costs of raising capital until such time as the offering is completed.  At the time of the completion of the offering, the costs are charged against the capital raised.  Should the offering be terminated, deferred offering costs are charged to operations during the period in which the offering is terminated.

Income Taxes

The Company accounts for income taxes pursuant to SFAS No. 109, "Accounting for Income Taxes" ("SFAS No. 109").  Under SFAS No. 109, deferred tax assets and liabilities are determined based on temporary differences between the basis of certain assets and liabilities for income tax and financial reporting purposes.  The deferred tax assets and liabilities are classified according to the financial statement classification of the assets and liabilities generating the differences.

The Company maintains a valuation allowance with respect to deferred tax assets.  The Company establishes a valuation allowance based upon the potential likelihood of realizing the deferred tax asset and taking into consideration the Company's financial position and results of operations for the current period.  Future realization of the deferred tax benefit depends on the existence of sufficient taxable income within the carryforward period under the Federal tax laws.

Changes in circumstances, such as the Company generating taxable income, could cause a change in judgment about the realizability of the related deferred tax asset.  Any change in the valuation allowance will be included in income in the year of the change in estimate.

Lease Obligations

All noncancellable leases with an initial term greater than one year are categorized as either capital leases or operating leases.  Assets recorded under capital leases are amortized according to the methods employed for property and equipment or over the term of the related lease, if shorter.

AMPLIFICATION TECHNOLOGIES, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Fair Value of Financial Instruments

The Company estimates the fair value of financial instruments using the available market information and valuation methods.  Considerable judgment is required in estimating fair value.  Accordingly, the estimates of fair value may not be indicative of the amounts the Company could realize in a current market exchange.  As of December 31, 2008, the carrying value of financial instruments approximated fair value, due to the short-term maturity of these instruments.

Comprehensive Income (Loss)

The Company presents comprehensive income (loss) in accordance with Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130").  SFAS No. 130 states that all items that are required to be recognized under accounting standards as components of comprehensive income (loss) be reported in the financial statements.  For the period ended December 31, 2008, and cumulative from inception, the only components of comprehensive income (loss) were the net (loss) for the periods, and the foreign currency translation adjustments.

Foreign Currency Translation

The Company accounts for foreign currency translation pursuant to SFAS No. 52, "Foreign Currency Translation" ("SFAS No. 52").  The Company's functional currency of its wholly owned subsidiary is the Russian Ruble.  Under SFAS No. 52, all assets and liabilities are translated into United States dollars using the current exchange rate at the end of each fiscal period.  Revenues and expenses are translated using the average exchange rates prevailing throughout the respective periods.  Translation adjustments are included in other comprehensive income (loss) for the period.  Certain transactions of the Company are denominated in United States dollars.  Translation gains or losses related to such transactions are recognized for each reporting period in the related statement of operations and comprehensive income (loss).

Estimates

The financial statements are prepared on the basis of accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of December 31, 2008, and revenues and expenses for the period ended December 31, 2008, and cumulative from inception.  Actual results could differ from those estimates made by management.

2.      Development Stage Activities and Going Concern

The Company is currently in the development stage, and its business plan is to research and develop photodetector technology (photomultiplier tubes and avalanche photodiodes).  The Company has been awarded two patents by the United States Patent and Trademark Office pertaining to high sensitivity, high resolution detection of signals and related foreign patents.

During the period from May 13, 2002, through December 31, 2008, the Company was incorporated, researched photodetector technology, applied for patents, and raised capital through the issuance of common stock and preferred stock.  The Company also intends to conduct additional capital formation activities through the issuance of equity securities.

While management of the Company believes that the Company will be successful in its capital formation and planned operating activities, there can be no assurance that the Company will be able to raise additional equity capital, or that the sale of its planned products  will generate sustainable revenues to sustain the operations of the Company.

AMPLIFICATION TECHNOLOGIES, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The Company has incurred an operating loss since inception, and its cash resources are insufficient to meet its planned business objectives.  These and other factors raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

3.      Patents

The Company has developed two US and related foreign patents, pertaining to high sensitivity, high resolution detection of signals, that it is has registered with the USPTO.  The patents were filed with the USPTO on July 30, 2002, and March 14, 2005, and approved on April 26, 2005, and August 1, 2006, respectively.  As of December 31, 2008, the Company had incurred $315,509 in legal costs associated with registering the patents with the USPTO.  The costs incurred to register the patents are being amortized over a 20-year period from the original date of filing with the USPTO.

2008

Patents	$315,509
Patent pending	37,109
Accumulated amortization	(74,608)

Totals	$278,010

4.      Common Stock Transactions

Common Stock

ATI is authorized to issue 40,000,000 shares of $0.01 par value common stock.  All shares of common stock have equal voting rights, are non-assessable, and have one vote per share.  Voting rights are not cumulative and, therefore, the holders of more than 50 percent of the common stock could, if they choose to do so, elect all of the directors of ATI.

AMPLIFICATION TECHNOLOGIES, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.      Common Stock Transactions (Continued)

Common Stock (Continued)

In July 2002, in connection with the merger with Quantum Photonics, LLC, the Company issued 3,818,580 (post forward stock split) shares of its common stock in a transaction valued at $100,000.

In September 2002, the Company issued 1,283,400 (post forward stock split) shares of its common stock at a price of $0.26882 per share for $345,000.

In November 2002, the Company issued 44,640 (post forward stock split) shares of its common stock at a price of $0.26882 per share for $12,000.

In December 2002, the Company issued 159,960 (post forward stock split) shares of its common stock at a price of $0.26882 per share for $43,000.

In March 2003, the Company issued 967,207 (post forward stock split) shares of its common stock at a price of $0.40323 per share for $390,003.

In April 2003, the Company issued 74,415 (post forward stock split) shares of its common stock at a price of $0.40323 per share for $30,006.

In October 2003, the Company issued 74,400 (post forward stock split) shares of its common stock at a price of $0.53763 per share for $40,000.

In December 2003, the Company issued 204,600 (post forward stock split) shares of its common stock at a price of $0.53763 per share for $110,000.

In January 2004, the Company issued 93,000 (post forward stock split) shares of its common stock at a price of $0.53763 per share for $50,000.

In February 2004, the Company issued 558,000 (post forward stock split) shares of its common stock at a price of $0.53763 per share for $300,000.

In March 2004, the Company issued 83,700 (post forward stock split) shares of its common stock at a price of $0.53763 per share for $45,000.

In April 2004, the Company issued 930,000 (post forward stock split) shares of its common stock at a price of $0.53763 per share for $500,000.

In July 2006, the Company declared a 3.72-for-1 forward stock split of its issued and outstanding common stock to the holders of record on that date. The accompanying consolidated financial statements and related notes thereto have been adjusted accordingly to reflect this forward stock split.

On November 2, 2006, the Company commenced a capital formation activity through a Private Placement Offering ("PPO"), exempt from registration under the Securities Act of 1933, to issue up to 2,000,000 shares of its common stock at an offering price of $0.95 per share for total proceeds of up to $1,900,000. In January 2007, the Company closed the PPO and had agreements for 820,993 (post forward stock split) shares of common stock and raised a total of $779,886 in proceeds.

AMPLIFICATION TECHNOLOGIES, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.      Common Stock Transactions (Continued)

Common Stock (Continued)

In July 2007, the Company issued 592,000 (post forward stock split) shares of its common stock at a price of $0.625 per share for $370,000. Pursuant to the purchase terms, the Company is obligated to pay the holder 1% of the purchase price per month until such time as the shares are registered.

In February 2008 common and preferred shareholders holding a most favored nations clause allowing them the right to receive the terms of a subsequent more favorable offering exercised such right with respect to the July 2007 issuance of Common Stock at $0.625 described above. As a result the Company issued  2,630,631 shares of common stock to such holders. Additionally, the Company became obligated to pay the holders 1% of their purchase price per month until such time as the shares are registered. One holder agreed to accept 591,764 shares of common stock on like terms in exchange for payments due of $369,852. At balance of $85,574 was due with respect to such payments at December 31, 2008.

During 2008, the Company issued 193,413 (post forward stock split) shares of its common stock at a prices ranging from $.269 and $.288 per share for net proceeds of $61,690 in connection the exercise of employee stock options.

During 2008, the Company issued 28,298 shares of common stock in exchange for services of $17,403.

During 2008, the Company issued 66,667 shares of restricted common stock as stock base compensation.

Stock Options

The Company had the following options outstanding as of December 31, 2008:

Reconciliation of Option Activity:

Options
Options Outstanding - December 31, 2007	2,194,960
Less: Options Exercised	(225,000)
Less: Options Expired	(428,135)
Options Outstanding - December 31, 2008	1,541,825

5.      Preferred Stock

Series A

In April 2005, ATI authorized 120,000 shares of Series A Convertible Preferred Stock.  The Series A Convertible Preferred Stock ranks as to dividends and upon a Liquidation Event senior prior to the Common Stock and the Non-voting Stock.  Each Series A Convertible Preferred Stock has full voting rights and powers equal to those of the holders of Company's common stock and are entitled to notice of any shareholders' meeting in accordance with the bylaws of the Company. Series A Convertible Preferred Stock holders received dividends on each outstanding share on December 31, 2005, and 2006.  The dividends accrued 18% times $31 per share paid quarterly in shares of Series A Convertible Preferred Stock.  Originally the terms of these dividends were only through December 31, 2005, but were amended in the December 29, 2006, Certificate of Amendment to extend the dividends through December 31, 2006.

AMPLIFICATION TECHNOLOGIES, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

During 2005 and 2006, the Company issued 69,699 shares of its Series A Preferred Stock at price ranging from $31.00 per share plus accrued dividends for proceeds of $2,189,469.

During 2005, the Company issued 5,140 shares of its Series A Preferred Stock as dividends to current holders of the Company's Series A Preferred Stock.

During 2006, the Company issued 7,340 shares of its Series A Preferred Stock as dividends to current holders of the Company's Series A Preferred Stock.

In Feb 2008, a holder of 44,430 shares of Series A Preferred Stock holding a most favored nations clause allowing him the right to receive the terms of a subsequent more favorable offering exercised such right with respect to the July 2007 issuance of Common Stock at $0.625 described in note 4. In connection with the exercise of that right, such shares of preferred were retired.

Series B

On March 31, 2008 the Company designated 30,000 shares of preferred stock as Series B Preferred Stock (“Series B Preferred”).  The Series B Preferred has a par value of $0.01 and is entitle to a 2% dividend.  The share ranks as to dividends and upon a Liquidation Event senior prior to the Series A convertible preferred stock and Common Stock.

In March 2008 a Director and stockholder of the Company and a related party converted $1,326,000 of advances  into 143,120 shares of Preferred B Stock.

Thereafter in 2008, the Company sold 12,070 shares of Series B Preferred stock for $1,207,000.

During 2008 the Company redeemed 8,116 shares of Series B Preferred stock for $816,610

The Company issued a 2% stock dividend of 2,390 shares of Series B Preferred stock.

Series C

On March 31, 2008 the Company designated 15,000 shares of preferred stock as Series C Preferred Stock (“Series C Preferred”).  The Series C Preferred has a par value of $0.01 and is entitle to a 2% per month pay in kind dividend .  The share ranks as to dividends and upon a Liquidation Event senior prior to the Series A convertible preferred stock, Series B Preferred stock and Common Stock.

During 2008 the Company sold 13,602 share of Series C Preferred Stock at a price of $100.00 per share for $1,360,227. The Company issued a stock dividend of $253,868 in pay in kind dividend of 2,539 shares of the Series C preferred stock in 2008.

6.      Income Taxes

As of December 31, 2008, the Company had net operating loss carry forwards for income purposes of approximately $9,000,000 that may be offset against future taxable income. The net operating loss carryforwards expire through the year 2028.  Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs or a change in the nature of the business. Therefore, the amount available to offset future taxable income may be limited.

No tax benefit has been reported in the consolidated financial statements for the realization of loss carryforwards, as the Company believes there is high probability that the carryforwards will not be utilized in the foreseeable future. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

AMPLIFICATION TECHNOLOGIES, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.      Related Party Transactions

As of December 31, 2008, the Company owed a Director and stockholder of the Company $162,811 for various working capital loans received by the Company throughout 2008.  The loan is unsecured, non-interest bearing, and has no terms for repayment.

In March 2008, a Director and stockholder of the Company loaned the Company $1,326,000 of advances $395,000 of which were made in 2008 into 14,289 shares of Preferred B Stock.

In December 2008 the Company entered into a lease agreement with a related party for $38,148 payable over 18 months with an interest rate of 15% for various equipment.

8.      Commitments and Contingencies

In July 2007, the Company entered into an office lease agreement with an unrelated party for office space in Brooklyn, New York.  The terms of the lease are for a 36 month period beginning on July 27, 2007 and ending on July 27, 2010.  The lease calls for an annual lease payments of $36,000, ATI’s obligations under the lease are guaranteed by our President, Jack Mayer.  ATI’s wholly owned subsidiary, APMTI LLC, leases approximately 225 square meters of office/commercial space in Moscow, Russia, for a monthly rent of approximately $7,000 pursuant to a one-year lease agreement which expires in January 2010.

9.      Subsequent Events

On March 31, 2008, the Company entered into a merger agreement with PowerSafe Technology Corp., a publically  held Delaware corporation. Pursuant to the terms of the merger agreement, as amended, on February 17, 2009, The Company was merged with Powersafe in exchange for approximately 6,620,000 shares of common stock to the common stockholders of ATI, 43,458 shares of Series A Convertible Preferred Stock to the former holders of Series A Convertible Preferred Stock of the Company, 21,808 shares of non-convertible Series B Preferred Stock to the former holders of Series B Preferred Stock of ATI and assumed the obligation to issue up to 680,000 shares of common stock reserved for issuance to satisfy option awards and similar obligations.  The shares of the Company’s Series C Preferred Stock all of which had been held by Powersafe were retired.